Exhibit 99.1

Investor Presentation September 2020 Barclays Global Consumer Staples Conference

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Whole Earth Brands, Inc. (the "Company" or "Whole Earth Brands") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management.

Forward-looking statements may be accompanied by words such as "achieve," "aim," "anticipate," "believe," "can," "continue," "could," "drive," "estimate," "expect," "forecast," "future," "grow," "improve," "increase," "intend," "may," "outlook," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would," or similar words, phrases or expressions. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company's ability to achieve or maintain profitability; the extent of the impact of the COVID-19 pandemic, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, and the extent of the impact of the COVID-19 pandemic on overall demand for Whole Earth Brands products; local, regional, national, and international economic conditions that have deteriorated as a result of the (COVID-19) pandemic including the risks of a global recession or a recession in one or more of the Company's key markets, and the impact they may have on the Company and its customers and management's assessment of that impact; the projected financial information, anticipated growth rate, and market opportunity of the Company's Branded CPG and Flavors & Ingredients business segments; the ability to maintain the listing of Whole Earth Brands securities on Nasdaq; the potential liquidity and trading of the public securities of the Company; the Company's expected capital requirements and the availability of additional financing; the Company's ability to attract or retain highly qualified personnel, including in accounting and finance roles; extensive and evolving government regulations that impact the way the Company operates; the impact of the COVID-19 pandemic on the Company's suppliers, including disruptions and inefficiencies in the supply chain; factors relating to the business, operations and financial performance of the Company's Branded CPG and Flavors & Ingredients segments; the Company's success in integrating the various operating companies constituting Merisant and MAFCO; the Company's ability to continue to use, maintain, enforce, protect and defend its owned and licensed intellectual property, including the Whole Earth® brand. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company's control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These statements are subject to the risks and uncertainties indicated from time to time in the documents the Company files (or furnishes) with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance upon any forward-looking statements, which are based only on information currently available to the Company and speak only as of the date made. The Company undertakes no commitment to publicly update or revise the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as required by law.

Industry and Market Data

In this Presentation, Whole Earth Brands relies on and refers to information and statistics regarding the sectors in which it competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms. The Company has supplemented this information where necessary with information from its own internal estimates, taking into account publicly available information about other industry participants and its management's best view as to information that is not publicly available. The Company has not independently verified the accuracy or completeness of any such third-party information.

Use of Non-GAAP Financial Measures

This Presentation includes non-GAAP financial measures which do not conform to SEC Regulation S-X in that it includes financial information (including Adjusted EBITDA, Pro Forma Adjusted EBITDA, free cash flow, Free Cash Flow Margin and CAPEX) not derived in accordance with U.S. GAAP. Accordingly, such information is adjusted and presented differently in Whole Earth Brands' proxy statement/prospectus filed with the SEC. Whole Earth Brands believes that the presentation of non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Other companies may calculate non-GAAP measures differently, and therefore Whole Earth Brands' respective non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable financial measures is available without unreasonable efforts at this time. Specifically, Whole Earth Brands does not provide such quantitative reconciliations due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including percentage of sales attributable to innovation and all constant currency metrics.

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Whole Earth Brands leadership team Irwin D. Simon Executive Chairman More than 30 years of experience in the consumer - facing health and wellness sector Industry visionary, driver of global Natural and organic industry growth Significant track record of building shareholder value through M&A, having completed more than 50 acquisitions Albert Manzone CEO CEO of Whole Earth Brands since June 2020 and Flavors Holdings since February 2016 More than 25 years of strategic and global operational experience in consumer products industry Previously worked at various blue - chip companies in food & beverage (PepsiCo, W.M. Wrigley Jr. Company) and McKinsey & Co. Andy Rusie CFO CFO of Whole Earth Brands since June 2020 and Flavors Holdings since December 2019 15 years of experience in Global Consumer Goods finance leadership roles in China, Southeast Asia, Latin America and Europe Previously worked at Multi - National Companies including Reckitt Benckiser, Mead Johnson Nutrition, Abbott Laboratories and E&Y 3

Whole Earth Brands Building a Healthy and Delicious Future 4

5 Whole Earth Brands Our Mission Our Vision

6 Investment highlights  Global platform serving long - standing blue - chip customer relation - ships across 100+ countries, through our attractive mega - brands and regional brands  Secular shift towards health and wellness and “free - from...” provides multi - decade tailwinds and large opportunities in sugar - laden products  Asset - light and scalable business model with leading market positioning allows for sustainably high - margin profile  Attractive balance sheet and stable free cash flow supports growth initiatives and opportunity to drive complementary M&A  Track record of successful targeted new brand and new product launches  Targeting large and growing “free - from...” target addressable market which approaches $30B with a projected CAGR of approximately 8%  Attractive investment entry point at current valuation Source: Company Materials

Market leading positions and an attractive portfolio of brands Our products enable consumers to enjoy a range of delicious foods and beverages without compromising their health and wellness goals Branded CPG Flavors & Ingredients A global leader in natural and free - from - sugar sweeteners and other sweet categories – this is our growth engine Rank in Sugar - Free Sweeteners Across Key Global Markets # 1 & # 2 Natural licorice extract and derivative products utilized in CPG and HPC among other industries for flavor enhancement, masking and other benefits – this is our consistent cash flow generator Global Leader of Natural Licorice Extracts and Derivatives Source: Company Materials, AC Nielsen, Management Estimates 1. Recognized as “Natural” in largest markets such as U.S. 7

Strong financial profile and balance sheet $ 272M 39.9% 20.9 % Product Revenues, net (2019) Gross Profit Margin (2019) Adjusted EBITDA Margin (2019) 1 Brand ed CPG Flavors & Ingredients 39% 61% $ 4.1M (1.5 % of revenues) CAPEX and CAPEX % of Revenues (2019) 19.4 % Free Cash Flow Margin 2 , % of Revenues (2019) Balance Sheet Flexibility $110.9M liquidity 1.4x leverage ratio 3 35.4M shares outstanding 4 Product Revenue Segment Mix (2019) Source: Company Materials 1 See non - GAAP reconciliation in Appendix of this presentation 2 Free Cash Flow margin, calculated by taking Adjusted EBITDA less CAPEX, divided by Product Revenues 3 Leverage ratio calculated based on net debt of $78.4 million, as of 6/30/20, and Adjusted EBITDA of $57 million for full year 20 19 4 Excludes 3 million shares held in escrow for Act II sponsors. Please see filed S - 4 for terms pertaining to when the shares can b e released from escrow, including a $20 per share hurdle 8

Positioned to grow in the enormous "free-from…" addressable market

Whole Earth Brands platform is well-positioned and well-capitalized to continue growing across several "free-from…" market segments

$13B+
'19 – '24
CAGR: ~6%
SUGAR-FREE

$3B+
'19 – '24
CAGR: ~9%
DAIRY-FREE

$5B+
'19 – '24
CAGR: ~10%
LOW-CARB

$1B+
'19 – '24
CAGR: ~24%
PLANT-BASED

$20B+
'19 – '24
CAGR: ~7%
CLEAN-LABEL

$1B+
'19 – '24
CAGR: ~10%
GLUTEN-FREE

Source: Allied Market Research and Euromonitor.
Represents Retail Sales Value

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Path to $1 billion in revenue Geographic Distribution Expansion North America Distribution Growth 10 $272m 2019 Net Sales Product / Category Innovation $1B+ M & A M&A Net Sales Opportunity Organic Base Case Opportunity 3 Low - to - mid Mid single Single digit Digit organic grow Organi th

Branded CPG Favorable Trends and a Large Addressable Market 11

75 - 90% 1' 1' 1' 1' 1' 73 - 95% 1' 1' 1' 1' 1' 12% 1' 1' 48 - 50% 1' 1' 1' 1' 12 In order from largest to smallest (sales by country, based on 2019 results) Note: 1 AC Nielsen retail data for 2018 2 UK data from 2018 Dig Insights study. U.S. and France data from 2015 Ipsos Reports Australia data from 2018 Colmar Brunton report. South Africa data from TNS report Source: Management data, L.E.K. research and analysis Our brands are recognized by billions of consumers worldwide Highly recognized and defensible portfolio of leading global brands BRAND PRESENCE IN WHOLE EARTH BRANDS’ TOP - 10 MARKETS Brand Awareness 2 U.S. France U.K. Australia South Africa Argentina Belgium Thailand Italy Netherlands Share Rank 1 #6 #1 #1 #1 #1 #2 #1 #1 #3 #2

13 Source: Company Materials Global infrastructure in place Expansive global presence creates a unique platform opportunity versus regionally - focused businesses  Strong and scalable distribution chain utilizing third party logistics companies and distributors for trucking and warehousing  Capabilities across sweetener ingredient types  Unique supply chain at point of origin for licorice  Expertise to deliver specific tastes for local markets  No customer represents >~8% of total net sales  Potential to penetrate new large and growing markets to address the effects of a “western diet” Whole Earth Brands footprint Co - manufacturing facilities Manufacturing facilities MANUFACTUR ING FACILITIES 6 20 CO - MANUFACTURERS 100+ COUNTRIES SERVICED

Improving health through a better diet is a key focus for consumers, retailers and governments Source: New York Times, NPR, Wall Street Journal, CNN, Entrepreneur, Business Insider, Forbes, USA Today; All headlines from between April 2019 and August 2020 14 Secular trends globally support organic growth & “free - from...” vision

Massive addressable global market through accelerated penetration of sweeteners Region Sweetener Penetration US/Canada 13% Europe 12% Latin America 4% Asia Pacific 2% Africa 1% Global 3% Significant opportunity to increase penetration of sweeteners LMC estimate: global tabletop sweetener market by region (2018E) 15

We are benefiting from secular trends in global coffee & tea consumption and in - home baking Coffee and tea consumption continues mid - to - high single digit growth Baking accounts for 50 % of worldwide sugar consumption are looking for ways to cook healthier 47% 1 of consumers are baking more post COVID - 19 46%1 Source: Euromonitor, LMC 1 Food Navigator - usa.com , Survey: Cooking more at home could become the new normal post - pandemic 16

Growth Rate (2019 vs. 2018) +7.7% +3.9% +5.9% +3.2% +8.1% +4.1% 17 Source: Euromonitor, Packaged Food: Euromonitor from trade sources/national statistics; total market, value Dollars, FY 2019, % vs LY Countries included: Argentina, Australia, China, France, Hong Kong, China, India, Indonesia, Japan, Myanmar, New Zealand, Philippines, South Africa, South Korea, Thailand, United Kingdom, USA,Vietnam Sugar laden adjacent categories present significant branded revenue growth opportunities Chocolates Breakfast Sweet Ice Jams & Sweet Spreads Cereal Bars cereals biscuits cream $50B $5B $11B $19B $37B $41B 2% 18% 2% 2% 2% 4% Total Addressable Market Penetration: Reduced Sugar and / or Organic Other categories

Flavors & Ingredients Market leadership and cash flow generation 18

> 20 years > 20 years > 10 years > 15 years > 10 years 19 Source: Company Materials Long - standing customer base ; exposure to growing end - markets Continue to Increase Accounts with Exposure to High Growth Categories Sells to: Over - The - Counter Flintstones Phosphogliv Mucinex Beauty & Personal Care Consumer Packaged Goods Continued Growth in Core Accounts  Several top 10 customers have purchased licorice products for 50+ years  Strong customer relationships driven by:  Ability to maintain industry leading supply security and availability  Manufacturing capacity and ability to consistently meet individual customer’s flavor and physical requirements KEY NORTH AMERICAN CUSTOMERS Company Length of Relationship

20 Source: Company Materials, Management Estimates, Euromonitor, Industry Research, LMC International Supply chain superiority at the core of business sustainability Our strengths... Licorice - sourcing from a complex supply chain Deep relationships with critical supply partners $86M of raw material inventory on - hand (2019) Difficult to replicate manufacturing footprint Expertise in licorice application development ...translate into our enviable market positioning and tangible financial benefits Niche Competitors Net Sales ($M) ~$106 $5 – 20 Market Presence Global Regional Key End Markets All manufactured licorice products Individual products Product Offering All licorice products Extracts & derivatives separately Product Applications/ Development Full Limited Products 400+ 10 – 30+ Supply Chain Industry leading supply security and availability Do not carry necessary working capital for security of supply  Multi - year contracts with strategic, blue - chip customers  Ability to maintain margins across raw material cycles  Develop customized products based on customer requirements  Out - compete suppliers on reliability of supply and quality  Growth driven by developing countries

Projects actioned to continue cost structure transformation The Flavors & Ingredients segment is transforming our cost structure with our manufacturing footprint initiative $6 million further Annual Projected Savings to be delivered 2021 / 2022 Acceleration of project approved in August 2020, provides quick payback Objective Significantly reduce our cost structure Relocate to facilities with improved regulatory and food safety Location Services Size (sq. ft.) Status Camden, NJ Licorice manufacturing, warehousing, raw material procurement, sales and administration 390,000 Owned Richmond, VA Manufacturing and administration 65,000 Owned Location Services Size (sq. ft.) Status Gardanne, FR Licorice manufacturing, warehousing, raw material procurement, sales and administration 48,900 Owned United States Gardanne, FR Europe Camden, NJ Richmond, VA 21

Growth Levers Summary 22

Levers to Achieve Plan 4 3 2 1 Continue to drive product innovation, educate consumers on baking alternatives, and develop product extensions Grow North America through Natural, innovation, and distribution Support continued growth in developing economies and enter new geographies Supplement organic growth with targeted tuck - in M&A Source: Company Materials 23

% ACV Distribution Nielsen XAOC June YTD Category Performance Nielsen XAOC June YTD North America Branded CPG growth performance 24 18% 73% Branded CPG Performance Innovation contributes +16% of Net Sales since 2018 Nielsen XAOC June YTD 71% 20% 14% 19% Original Natural

Organic Sales Growth Attractive Category Exposure Earnings Consistency Ability to Scale Stable Margins Return on Capital 25 Note: M&A Acquisition Universe will actively be refined on an on - going basis Clear M&A strategy backed by a strong pipeline Balance sheet in place to acquire for consolidation, grow in adjacent markets and enter into on - trend branded health and wellness categories M&A Acquisition Universe Core Sweeteners & Ingredients “Free - from...” Adjacencies Sugar - Free Adjacencies KEY CRITERIA WHEN CONSIDERING M&A

Financial Summary 26

2020 Guidance and long-term growth algorithm

	2020E Projections	Long-Term Algorithm
Net Sales	$270 – 290M	**Low-to-mid single digit organic growth through the cycle** • Driven by distribution gains, geographic expansion, and continued innovation • Accelerated by tuck-in acquisitions
Adjusted EBITDA[1]	$54 – 58M	**Margins of ~23-25%** • Operational leverage from existing footprint and SG&A platform
Pro Forma Adjusted EBITDA[1]	$63 – 67M	**Mid-single digit growth** • Accelerated by accretive and synergistic tuck-in acquisitions
CAPEX	$12 – 14M	**Long-term view of CAPEX approximating ~1.5% of net sales** • Asset-light business model • Temporary acceleration of spend in 2020 associated with manufacturing footprint optimization project

Acquisitions are not included in the projections

Source: Company Materials

[1] The difference in these two figures, or the proforma adjustments, is related to the expectation of $9 million of future benefits related to Flavors & Ingredients segment manufacturing footprint optimization project, synergies related to combining the two companies and supply chain transformation within Branded CPG. The Company does not anticipate realizing these benefits in 2020, but will reflect these benefits in future periods as realized.

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28 Net leverage of ~1.4x as of June 30th, 2020 Balance sheet set up with flexibility to pursue synergistic, growth - enhancing M&A Long - term leverage target <3.0x Flexibility to increase leverage for M&A; free cash flow to be used to de - lever back to <3.0x within a reasonable period of time post - M&A Priority for capital allocation will be towards M&A and deleveraging post - M&A Source: Company Materials, SEC Filings Leverage ratio calculated based on net debt of $78.4 million, as of 6/30/20, and Adjusted EBITDA of $57 million for full year 2019 Disciplined Capital Allocation Philosophy

Thank You! 29

Whole Earth Brands Appendix 30

Reconciliation of historical Adjusted EBITDA

($ mm)	FY 2017 Combined	FY 2018 Combined	FY 2019 Combined
Net Income	$25.1	$20.9	$30.9
Income taxes	(10.2)	5.3	(2.5)
Depreciation and amortization	14.5	14.7	13.7
EBITDA	$29.4	$40.9	$42.1
Management adjustments:			
1 F/X and other expenses, net	4.9	(0.5)	0.3
2 Restructuring, including severance and related expenses	9.5	8.3	2.8
3 Legal settlement costs	0.4	2.3	2.5
4 Inventory and other charges	2.1	0.5	2.2
5 Brand introduction costs	3.3	2.8	3.5
6 Non-cash pension costs	1.9	1.9	2.4
7 Reflects change in long term incentive plan	(0.0)	1.0	1.2
ADJUSTED EBITDA	51.6	57.2	57.0
8 Restructuring adjustments	0.9	5.8	5.6
PRO FORMA ADJUSTED EBITDA	$52.5	$63.0	$62.6

MANAGEMENT ADJUSTMENTS

1. **Foreign exchange and other expenses, net**
   - Other income on the Income Statement, which is mainly unrealized (gains)/losses from currency fluctuation
2. **Restructuring, including severance and related expenses**
   - 2019: Majority is severance and related costs for Merisant personnel changes and implementing cost savings initiatives at Mafco
   - 2018: Majority is severance for Merisant personnel changes and implementing cost savings initiatives at Mafco
   - 2017: Majority is Merisant severance and costs of Illinois facility closure, and implementing cost savings initiatives at Mafco
3. **Legal settlement costs**
   - Mostly one-time costs of Merisant legal reorganization, and settlement costs with former employees
4. **Inventory and other charges**
   - 2019: Includes non-cash adjustments for non-recurring charges pertaining to prior periods and small one-time items
   - 2018: Non-cash adjustments for deferred rent purchase accounting
   - 2017: Includes a Mafco inventory charge related to cost savings initiatives, remainder are non-cash adjusted for deferred rent purchase accounting, and small one-time items
5. **Brand introduction costs**
   - Whole Earth sampling program at Starbucks
6. **Non-cash pension costs**
   - Non-cash expense related to pension plan
7. **Long-term incentive plan ("LTIP")**
   - LTIP will be paid out in equity on a go-forward basis
   - Reflects non-cash compensation
8. **Restructuring adjustments**
   - 2019: Reflects negative overhead absorption, plant inefficiencies, and plant labor inefficiencies due to footprint optimization project at Mafco
   - 2018: Negative overhead absorption and plant efficiency at Mafco due to cost savings initiatives
   - 2017: Plant labor inefficiency at Mafco due to cost savings initiative

Source: Company Materials

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